Exhibit 99.2 R&D Day October 2, 2024 © 2024 VERA THERAPEUTICS, INC.

Forward-looking statements Disclaimer This material has been made available to you with the consent of Vera Therapeutics, Inc. ( we , us , our , or the Company ). Statements in this presentation that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, atacicept's potential to be a transformational treatment for patients with IgAN and a best-in-class and first-in-class therapy, the Company's expectations regarding the presentation of anticipated 96-week data from the Phase 2b ORIGIN trial at ASN Kidney Week, the Company's expectations regarding completing the pivotal Phase 3 ORIGIN 3 trial and initiating a Phase 2 extension study in participants who complete the Phase 2b or Phase 3 ORIGIN trials, atacicept's potential to be a transformational treatment for additional patient cohorts beyond those with IgAN, the Company's expectations regarding initiating clinical trials of atacicept for additional indications, the design and management of the Company's clinical trials, expectations regarding reporting results from such clinical trials and regulatory matters, including the timing and likelihood of success in obtaining drug approvals and atacicept's projected launch. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “project,” “estimate,” “on track,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks related to the regulatory approval process, the potential that results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company's filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 © 2024 VERA THERAPEUTICS, INC.

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Robert Brenner, MD Vera Expansion Strategy Chief Medical Officer, Vera Therapeutics Q&A Panel Jonathan Barratt, MD, PhD, FRCP Mayer Professor of Renal Medicine, University of Leicester Richard Lafayette, MD, FACP Professor of Medicine (Nephrology), Stanford University Medical Center Director, Stanford Glomerular Disease Center Brad Rovin, MD, FACP, FASN Lee A. Herbert Professor of Nephrology Ohio State University Wexner Medical Center Marshall Fordyce, MD Closing Remarks Founder and CEO, Vera Therapeutics 3 © 2024 VERA THERAPEUTICS, INC.

Atacicept potentially best and first-in-class dual BAFF/APRIL B cell modulator in IgAN, with pipeline-in-a-product opportunity

IgAN Potential Best-in-Class

- eGFR normalization may suggest functional cure
- Only program with 2-yr data in Phase 2 → potential for commercial differentiation, if approved
- Only investigational drug with at home self administration of 1 mL QW and >90% patient retention at 1.5 yr
- Phase 3 read out on track for Q2 2025; if successful, anticipated PDUFA 2026

Indication Expansion

- B cell modulation represents a treatment paradigm shift for autoimmune diseases
- Atacicept clinical data to date supports potential for chronic administration
- Progressive expansion in addressable patients: initial autoimmune kidney disease opportunity >200K
- Additional potential upside in hematologic, rheumatologic, and other kidney indications

Resourced for Potential Launch

- Regulatory exclusivity expected through 2038 in US and 2037 in EU
- Currently ~$384M cash, cash equivalents and marketable securities as of June 30, 2024
- Management focused on potential for successful commercial launch

BAFF = B cell activating factor; APRIL = A proliferation inducing ligand; eGFR = estimated glomerular filtration rate; IgAN = IgA nephropathy; SC = subcutaneous.

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© 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Cumulative Atacicept data offers best-in-class potential

	Vera: Atacicept	Otsuka: Sibeprenlimab[1]	Vertex: Povetacicept[2]	Novartis: Zigakibart[3]
Mechanism	BAFF/APRIL inhibition	APRIL inhibition only	BAFF/APRIL inhibition	APRIL inhibition only
Dosing & Administration	25/75/150 mg SC QW (Ph2) 150 mg SC QW (Ph3) 1x1 mL self-administered	2/4/8 mg/kg IV (Ph2) 400 mg SC QM (Ph3) 1x2 mL in-clinic injection	80/240 mg SC QM (Ph1b) 1xTBD mL injection	450 mg IV Q2W (Ph2) 600 mg SC Q2W (Ph3) 2x2 mL in-clinic injection
Development Stage	Ph3	Ph3	Ph3	Ph3
Randomized Controlled Trial Data	✓	✓	X	X
Gd-IgA1 Reduction	64% at W36 vs 7% placebo	~60% at W52 vs ~+20% placebo	No placebo controlled data	No placebo controlled data
Hematuria	80% resolution at W36	Reductions at W36 (nonquantifiable)	Not reported	Not reported
UPCR Reduction vs Placebo	Δ 43% (p=0.003) at W36	Δ 43% at W36	No placebo controlled data	No placebo controlled data
eGFR Duration Data	18 months, n=109 24 months coming soon*	12 months, n=145	12 months, n=1	12 months, n=35
Projected Commercial Launch	2026	2026	2027	2027

*To be presented at ASN Kidney Week 2024.
This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations.
Atacicept 150 mg data shown for urine protein-creatinine ratio (UPCR), galactose-deficient immunoglobulin A1 (Gd-IgA1), and hematuria. 1. Ph2 4 mg/kg IV Gd-IgA1 data from Mathur M, et al. NEJM 2023, Ph2 4 mg/kg IV hematuria data from Barratt J, et al. WCN 2024, WCN24-AB-1799, Ph2 pooled sibeprenlimab UPCR data from Kooienga ASN 2022, TH-PO991, and estimated glomerular filtration rate (eGFR) data from Barratt J, et al. ASN 2023, abstr TH-PO1124; 2. Ph1b 80 mg data from Tumlin J, et al. ASN 2023, TH-PO1125, and Tumlin J, et al. WCN 2024, WCN24-AB-762. 3. Barratt J, et al. ERA 2024, late breaking abstract.

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© 2024 VERA THERAPEUTICS, INC.

Vera optionality to expand in autoimmune kidney disease & beyond

US prevalence estimates

Atacicept

~160K[1]

origin
and
Expanded IgAN

~230K

+ ~70K[1-10]

Non-IgAN
autoimmune
kidney disease
pMN, FSGS, MCD

Potential Future Indications

Hematology
ITP, AIHA, CAD, APS

Rheumatology
SLE, Sjogren's, Long COVID

Neurology
MG

Metabolism
DM Type 1

Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017; 5. Beck LH. N Engl J Med 2009; 6. Filler G. Am J Kidney Dis 2003; 7. Troyanov S. J Am Soc Nephrol 2005. 8. Hommos MS. Mayo Clin Proc 2017; 9. Hengel FE. N Engl J Med 2024; 10. Vivarelli M. Clin J Am Soc Nephrol 2017.
pMN = primary membranous nephropathy; FSGS = focal segmental glomerulosclerosis; MCD = minimal change disease; ITP = immune thrombocytopenia; AIHA = autoimmune hemolytic anemia; CAD = cold agglutinin disease; APS = antiphospholipid syndrome; SLE = systemic lupus erythematosus; MG = myasthenia gravis; COVID = Coronavirus disease 2019; DM = diabetes mellitus.

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© 2024 VERA THERAPEUTICS, INC.
vera therapeutics

Vera financial position is strong ~$384M ~54.8M Cash, cash equivalents, Shares outstanding (as of 8.5.24) and marketable securities (as of 6.30.24) 7 © 2024 VERA THERAPEUTICS, INC.

Atacicept: previously shared projected catalysts Catalyst 2024 2025 2026 Phase 3 primary endpoint cohort full enrollment 3Q Phase 2b 96-week results 4Q Phase 3 top-line results 2Q (IgAN) BLA submission 2H Projected US launch Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 8 © 2024 VERA THERAPEUTICS, INC.

Atacicept: additional projected catalysts Catalyst 2024 2025 2026 Phase 3 primary endpoint cohort full enrollment 3Q Phase 2b 96-week results 4Q Phase 3 top-line results 2Q (IgAN) BLA submission 2H Projected US launch Initiation New clinical trial Initial data available Initiation New clinical trial Initial data available Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 9 © 2024 VERA THERAPEUTICS, INC.

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Robert Brenner, MD Vera Expansion Strategy Chief Medical Officer, Vera Therapeutics Q&A Panel Jonathan Barratt, MD, PhD, FRCP Mayer Professor of Renal Medicine, University of Leicester Richard Lafayette, MD, FACP Professor of Medicine (Nephrology), Stanford University Medical Center Director, Stanford Glomerular Disease Center Brad Rovin, MD, FACP, FASN Lee A. Herbert Professor of Nephrology Ohio State University Wexner Medical Center Marshall Fordyce, MD Closing Remarks Founder and CEO, Vera Therapeutics 10 © 2024 VERA THERAPEUTICS, INC.

Atacicept has broad therapeutic potential in autoimmune disease

Immunity in health


BAFF
APRIL
B cell
Antibodies bind to foreign antigens

Autoimmune disease


BAFF
APRIL
B cell
Autoantibodies bind to autoantigens

- Autoantigens and autoantibodies mediate autoimmune disease
- B cells are the source of autoantibodies → target cell of interest for therapeutic intervention
- B cells are fueled by two (and only two) cytokines, BAFF and APRIL



Atacicept: Rationally designed therapeutic of modern biotechnology that binds BAFF and APRIL with nanomolar potency offers the promise of precision modulation of B cells and autoantibodies

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© 2024 VERA THERAPEUTICS, INC.

Lead indication: IgAN is a disease of B cell origin with kidney pathology

B Cell Activation | Formation of Circulating Immune Complexes | Immune Complex Deposition Leading to Glomerulonephritis and Kidney Damage


BAFF
APRIL
B cell
Autoantigen (Gd-IgA1)
Autoantibody (anti-Gd-IgA1)
Glomerulus

1. BAFF and APRIL are upregulated and activate B cells via the TACI receptor
2. Activated B cells produce autoantigen (Gd-IgA1) and autoantibodies (anti-Gd-IgA1)...
3. ...forming immune complexes...
4. ...which deposit in the mesangium, resulting in glomerular inflammation (nephritis)...
6. ...and progressive kidney injury with hematuria, proteinuria, and eGFR decline

TACI = transmembrane activator and calcium-modulator and cyclophilin ligand.

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© 2024 VERA THERAPEUTICS, INC.
vera therapeutics

Atacicept is an example of rational drug design

Native TACI-Fc fusion: Soluble protein binds both BAFF and APRIL with nanomolar potency


BAFF
APRIL
TACI receptor
B cell
Atacicept
t1/2=35 days1
TACI receptor
Fc domain of IgG1
BAFF
APRIL
Kd
1.45 nM2
Kd
0.672 nM2
B cell

Fc = fragment crystallizable. 1. Willen D, et al. Eur J Drug Metab Pharmacokinet 2020;45(1):27-40; 2. Vera data on file.

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© 2024 VERA THERAPEUTICS, INC.

An ideal IgAN disease modifying therapy would be expected to… Reduce Reduce Reduce Convert eGFR profile to Gd-IgA1 hematuria proteinuria general population 14 © 2024 VERA THERAPEUTICS, INC.

ORIGIN Phase 2b 72-week results consistent with IgAN FDA Breakthrough disease modification Therapy Designation Including eGFR Profile consistent with the general population of -1 mL/min/year Reduction in Reduction in Reduction in eGFR profile consistent Gd-IgA1 hematuria proteinuria with general population 0 0 0 20 150 mg OLE 150 mg OLE 150 mg OLE 150 mg OLE -15 -20 -15 10 -30 -40 -30 0 -45 -60 -45 -10 -60 -80 -75 -100 -60 -20 0 12 24 36 48 60 72 0 12 24 36 48 60 72 0 12 24 36 48 60 72 0 12 24 36 48 60 72 Week Week Week Week Set the standard in IgAN Lafayette R, et al. ERA 2024, abstr 812. 1. Mean ± SE; 2. Change from baseline in percentage of participants with hematuria at each visit out of those with baseline hematuria. Data from participants originally randomized to any atacicept group in the double-blind period in the intent-to-treat analysis for Gd-IgA1, hematuria, UPCR and eGFR. OLE = open-label extension. 15 © 2024 VERA THERAPEUTICS, INC. 1 Gd-IgA1 % Change from Baseline 2 Change from Baseline in % Participants 1 UPCR % Change from Baseline 1 eGFR Change from Baseline, 2 mL/min/1.73m

Atacicept treated participants have an eGFR slope profile consistent with general population without kidney disease 4 All atacicept → 150 mg 0 Slope General population 1 ~ -1 estimate -4 1 mL/min/y IgAN natural history including supportive -8 2 CKD therapy Slope ~ -6 2 mL/min/y -12 0 4 12 24 36 48 60 72 82 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. CKD = chronic kidney disease. 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 7 clinical trials3-11; 3. Lafayette R, et al. Lancet 2023; 4. Rovin BH, et al. Lancet 2023; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 16 © 2024 VERA THERAPEUTICS, INC. Mean Change from Baseline in 2 eGFR, mL/min/1.73m

2024 Draft KDIGO IgAN guidelines call for target eGFR slope ≤ -1 mL/min/year 1 % patients who will reach kidney failure 0 25 50 75 100 -0.1 0 0 2 2 1 1 -0.5 25 17 19 15 6 8 -1 56 40 38 40 23 16 -2 100 89 80 78 60 26 2 Filspari ~ -3 -3 100 100 100 91 85 46 3 4 SGLT2i , Tarpeyo ~ -4 -5 100 100 100 100 95 59 5 Generic CKD therapy ~ -6 0 – <18 18 – <30 30 – <40 40 – <50 50 – <60 60 – 75 Age group SGLT2i = sodium-glucose cotransporter-2 inhibitor. 1. Adapted from Pitcher D, et al. CJASN 2023; 2. Rovin BH, et al. Lancet 2023; 3. Wheeler DC, et al. Kidney Int 2021; 4. Lafayette R, et al. Lancet 2023; 5. Average historical placebo (including chronic kidney disease standard of care) data from 7 clinical trials: Li PK-T, et al. Am J Kidney Dis 2006; Manno C, et al. Nephrol Dial Transplant 2009; Lv J, et al. JAMA 2017; Wheeler DC, et al. Kidney Int 2021; Lv J, et al. JAMA 2022; Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; Mathur M, et al. N Engl J Med 2023; Lafayette R, et al. Lancet 2023, Rovin BH, et al. Lancet 2023. 17 © 2024 VERA THERAPEUTICS, INC. 2 Annual eGFR slope, mL/min/1.73m

5-year mean mortality in ESKD comparable to cancer in US 80 72 60 59 40 36 20 9 0 Lung Cancer ESKD Colorectal Cancer Breast Cancer ESKD = end-stage kidney disease. 1. US CDC Cancer Statistics; 2. Thurlow JS, et al. Am J Nephrol 2021. 18 © 2024 VERA THERAPEUTICS, INC. 1,2 5-Year % Mortality in US

ORIGIN Phase 2b long-term data will be revealed in late breaking oral presentation during ASN Kidney Week origin
Double-Blind Treatment
Open-label Extension
Placebo n=30
Atacicept 25 mg QW n=15
Atacicept 75 mg QW n=30
Atacicept 150 mg QW n=30
Atacicept 150 mg QW
Week 0
24
1° Endpoint
36
2° Endpoint
72
Interim Analysis
96
Longest duration
B cell modulator
data to date

Inclusion Criteria

- Participants ≥18 years old with IgAN on kidney biopsy and high risk of disease progression
- Stable and optimized RAASi for ≥12 weeks
- Use of SGLT2i allowed
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Hematuria change
- Safety

ET = end of treatment; RAASi = renin-angiotensin-aldosterone system inhibitor; UPCR = urine protein:creatinine ratio.

19 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Consistency with ORIGIN 2b instills great confidence in ORIGIN 3 origin3



Double-Blind Treatment
Open-label Extension
Placebo
Atacicept 150 mg QW
Atacicept 150 mg QW
Week 0
36
104
156
Fully enrolled for 1° endpoint September 12, 2024
1° Endpoint UPCR: n=200 2Q 2025
2° Endpoint eGFR: n=376

Inclusion Criteria

- Patients ≥18 years old with IgAN on kidney biopsy and high risk of disease progression
- Stable and optimized RASi for ≥12 weeks, use of SGLT2i allowed
- UPCR-24h ≥1.0 g/g or UP ≥1.0 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 36 ★ to support potential accelerated approval
  - >90% power at week 36
- Key secondary: eGFR change up to week 104 ☆
  - 90% power for eGFR Δ 4 mL/min at week 104
- Safety

- Operational efficiency leveraging similar study design and worldwide sites as ORIGIN 2b
- Same self-administered SC formulation and dose as used in ORIGIN 2b

20 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Atacicept expansion roadmap US prevalence estimates 1 ~160K and Expanded IgAN Atacicept 1. Vera Therapeutics corporate estimates for peak year prevalence based on ClearView Healthcare Partners Analysis. 21 © 2024 VERA THERAPEUTICS, INC.

ORIGIN Extend: Commitment to providing long-term access to atacicept for all ORIGIN participants Off treatment ORIGIN 2b Group 1 Atacicept 150 mg QW ORIGIN 3 Group 2 Week 0 156/Beyond • Phase 2 extension study in participants who complete ORIGIN 2b/3; initiating Q4 2024 • Objectives: 1. Provide patients with extended access to atacicept prior to commercial availability in their country/region 2. Capture longer-term data for research purposes 3. Document impact of withdrawal from therapy, followed by restart 22 © 2024 VERA THERAPEUTICS, INC.

Atacicept at home, self-administered QW dosing highly attractive; QM program begins in 2025


$t_{1/2}$
35 days[1]

- Biologic therapies utilizing at home, self-administered, SC 1 mL QW dosing widely used and accepted
- This dosing paradigm has the potential to support atacicept as a foundational therapy for IgAN
- Atacicept half life also supports evaluation of extended dosing
- QM dose finding study in 2025

1. Willen D, et al. Eur J Drug Metab Pharmacokinet 2020;45(1):27-40.

23 © 2024 VERA THERAPEUTICS, INC.

PIONEER: Phase 2 basket study in expanded IgAN cohorts Patients ineligible for ORIGIN 3 will have an opportunity to enroll in PIONEER at same clinical sites Expanded IgAN populations, n ≤120 Atacicept 150 mg qwk 1 1 Adult IgAN with low kidney function , n ≤20 2 2 Adult IgAN with low proteinuria , n ≤50 3 36 Week 0 3 52 Adult IgAN with high proteinuria , n ≤20 1° Endpoint 2° Endpoint 4 5 4 Adolescent IgAN at high risk of progression , n ≤10 5 Adult recurrent IgAN post kidney transplant, n ≤10 Endpoints 4 6 Adolescent and adult IgAVN, n ≤10 • Primary: UPCR change at week 36 1 2 • Key secondary: eGFR change at weeks 36, 52 eGFR 20 to <30 mL/min/1.73 m 2 UPCR <1.0 g/g • Gd-IgA1 change at weeks 36, 52 3 UPCR ≥5.0 g/g 4 Age ≥15 years • Change in percentage of participants with hematuria 5 UPCR ≥0.3 g/g at weeks 36, 52 • Safety IgAVN = immunoglobulin A vasculitis nephritis (purpura nephritis). 24 © 2024 VERA THERAPEUTICS, INC.

Atacicept expansion roadmap US prevalence estimates ~230K 1-10 + ~70K 1 ~160K Non-IgAN autoimmune kidney disease pMN, FSGS, MCD and Expanded IgAN Atacicept Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017; 5. Beck LH. N Engl J Med 2009; 6. Filler G. Am J Kidney Dis 2003; 7. Troyanov S. J Am Soc Nephrol 2005. 8. Hommos MS. Mayo Clin Proc 2017; 9. Hengel FE. N Engl J Med 2024; 10. Vivarelli M. Clin J Am Soc Nephrol 2017. 25 © 2024 VERA THERAPEUTICS, INC.

Autoimmune glomerular disease: podocyte injury and cytoskeletal derangement drives proteinuria and progressive disease Healthy Podocyte Foot Processes Disrupted Podocyte Foot Processes Podocyte foot process Urinary Foot process effacement space Podocyte Protein Endothelial cell GBM Glomerulus Vascular space Mesangium Podocytes play a key role in Causes of podocyte injury: Resulting in clinically …leading to proteinuria preventing large molecules • Immune mediated injury relevant alterations in the including nephrotic (proteins) from being filtered • Secondary causes glomerular filtration barrier… syndrome and nephron loss into urine• Genetic predisposition • Environmental factors Kopp JB, et al. Nat Rev Dis Primer 2021. 26 © 2024 VERA THERAPEUTICS, INC.

Atacicept mechanism of action has broad potential in autoimmune glomerular disease including membranous nephropathy


B Cell Activation
Autoantibody Production
Autoantibodies Bind to Glomerular Antigens, Driving Kidney Injury
BAFF
APRIL
B cell
Atacicept
Anti-PLA2R antibodies
PLA2R
Cytoskeletal dysregulation
Podocyte
Anti-PLA2R podocytopathy
pMN
High anti-PLA2R antibody levels associated with treatment response in patients with MN[1]

PLA2R = phospholipase A2 receptor.

1. Barbour SJ, et al. CJASN 2023.

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vera therapeutics

Atacicept expansion roadmap US prevalence estimates ~195K 1-5 + ~35K 1 ~160K Anti-PLA2R podocytopathy pMN and Expanded IgAN Atacicept Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017; 5. Beck LH. N Engl J Med 2009. 28 © 2024 VERA THERAPEUTICS, INC.

PIONEER: Operationally efficient Phase 2 basket study in expanded IgAN and anti-PLA2R podocytopathy (PMN) Atacicept 150 mg qwk Population 1, n ≤120 Expanded IgAN populations Week 0 36 52 1° Endpoint 2° Endpoint Endpoints Population 2, n ≤20 • Primary: UPCR change at week 36 Anti-PLA2R podocytopathy • Key secondary: eGFR change at weeks 36, 52 (Membranous Nephropathy) • Exploratory: – Gd-IgA1 change at weeks 36, 52 – Change in percentage of participants with hematuria at weeks 36, 52 – Change in anti-PLA2R antibodies • Safety 29 © 2024 VERA THERAPEUTICS, INC.

Atacicept expansion roadmap US prevalence estimates ~230K 2,3,6-10 + ~35K ~195K 1-5 + ~35K 1 ~160K Anti-nephrin podocytopathy Anti-PLA2R FSGS, MCD podocytopathy and pMN Expanded IgAN Atacicept Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017; 5. Beck LH. N Engl J Med 2009; 6. Filler G. Am J Kidney Dis 2003; 7. Troyanov S. J Am Soc Nephrol 2005. 8. Hommos MS. Mayo Clin Proc 2017; 9. Hengel FE. N Engl J Med 2024; 10. Vivarelli M. Clin J Am Soc Nephrol 2017. 30 © 2024 VERA THERAPEUTICS, INC.

FSGS and MCD are histologic diagnoses with heterogeneous etiology; Autoimmunity, including anti-nephrin antibodies, is one driver of disease



B Cell Activation
Autoantibody Production
Autoantibodies Bind to Glomerular Antigens, Leading to Kidney Injury
BAFF
APRIL
B cell
Anti-nephrin antibodies
Nephrin
Cytoskeletal degradation and reorganization
Nephrin endocytosis
Podocyte
FSGS
Scarring
MCD
Fused foot processes
Anti-nephrin podocytopathy

FSGS = focal segmental glomerulosclerosis; MCD = minimal change disease. Kopp JB, et al. Nat Rev Dis Primer 2021; Fogo AB. Nat Rev Nephrol 2015.

31 © 2024 VERA THERAPEUTICS, INC.

PIONEER: Operationally efficient Phase 2 basket study in expanded IgAN and anti-PLA2R & anti-nephrin podocytopathies Atacicept 150 mg qwk Population 1, n ≤120 Expanded IgAN populations Week 0 36 52 1° Endpoint 2° Endpoint Endpoints Population 2, n ≤20 • Primary: UPCR change at week 36 Anti-PLA2R podocytopathy • Key secondary: eGFR change at weeks 36, 52 (Membranous Nephropathy) • Exploratory: – Gd-IgA1 change at weeks 36, 52 – Change in percentage of participants with hematuria at weeks 36, 52 Population 3, n ≤20 – Change in anti-PLA2R antibodies Anti-nephrin podocytopathy – Change in anti-nephrin antibodies (Minimal Change Disease/FSGS) • Safety 32 © 2024 VERA THERAPEUTICS, INC.

Targeting B cell production of autoantibodies against glomerular antigens offers the promise of additional kidney indications B Cell Activation Autoantibody Production Immune Complex Deposition Leading to Glomerulonephritis and Kidney Damage BAFF Anti-Gd-IgA1 antibodies IgAN B cell Anti-PLA2R antibodies Anti-PLA2R podocytopathy APRIL Anti-nephrin antibodies Anti-nephrin podocytopathy Atacicept Antibodies associated with… Other autoimmune kidney diseases 33 © 2024 VERA THERAPEUTICS, INC.

Vision for an evolved approach to autoimmune glomerular disease

Identification of autoantigen/autoantibody constructs that drive autoimmune glomerular diseases

1999[1]	2009[2]	2022[3]	Today
Gd-IgA1 & anti-Gd-IgA1	PLA2R & anti-PLA2R	Nephrin & anti-nephrin	**Future autoantigen/autoantibody constructs identified**

Importantly, atacicept represents both a **potential therapeutic agent** and also a **diagnostic tool**:

Characterize patients with proteinuric and nephritic conditions based on responsiveness to a diagnostic trial of atacicept → Patients demonstrating a response have a **B-cell modulatory responsive autoimmune glomerular disease** (B)

Does not require pre-existing elucidation of all autoantigen/autoantibody constructs

Provides an opportunity for both future clinical investigation and long-term treatment

1. Tomana M, et al. J Clin Invest 1999. 2. Beck LH, et al. N Engl J Med 2009. 3. Watts AJ, et al. JASN 2022.

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© 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Vera optionality to expand in autoimmune kidney disease & beyond

US prevalence estimates



Atacicept
~160K[1]
origin
and
Expanded IgAN
~230K
+ ~70K[1-10]
Non-IgAN
autoimmune
kidney disease
pMN, FSGS, MCD
Potential Future Indications
Hematology
ITP, AIHA, CAD, APS
Rheumatology
SLE, Sjogren's, Long COVID
Neurology
MG
Metabolism
DM Type 1

Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017; 5. Beck LH. N Engl J Med 2009; 6. Filler G. Am J Kidney Dis 2003; 7. Troyanov S. J Am Soc Nephrol 2005. 8. Hommos MS. Mayo Clin Proc 2017; 9. Hengel FE. N Engl J Med 2024; 10. Vivarelli M. Clin J Am Soc Nephrol 2017.

pMN = primary membranous nephropathy; FSGS = focal segmental glomerulosclerosis; MCD = minimal change disease; ITP = immune thrombocytopenia; AIHA = autoimmune hemolytic anemia; CAD = cold agglutinin disease; APS = antiphospholipid syndrome; SLE = systemic lupus erythematosus; MG = myasthenia gravis; COVID = Coronavirus disease 2019; DM = diabetes mellitus.

35 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Atacicept projected catalysts Catalyst 2024 2025 2026 Phase 3 primary endpoint cohort full enrollment 3Q Phase 2b 96-week results 4Q Phase 3 top-line results 2Q (IgAN) BLA submission 2H Projected US launch Initiation (IgAN) Initial data available Initiation (IgAN, PMN, Initial data available FSGS, MCD) Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 36 © 2024 VERA THERAPEUTICS, INC.

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Robert Brenner, MD Vera Expansion Strategy Chief Medical Officer, Vera Therapeutics Q&A Panel Jonathan Barratt, MD, PhD, FRCP Mayer Professor of Renal Medicine, University of Leicester Richard Lafayette, MD, FACP Professor of Medicine (Nephrology), Stanford University Medical Center Director, Stanford Glomerular Disease Center Brad Rovin, MD, FACP, FASN Lee A. Herbert Professor of Nephrology Ohio State University Wexner Medical Center Marshall Fordyce, MD Closing Remarks Founder and CEO, Vera Therapeutics 37 © 2024 VERA THERAPEUTICS, INC.

Q&A Panel



Jonathan Barratt
MD, PhD, FRCP

UNIVERSITY OF LEICESTER

Dr. Barratt leads the Renal Research Group within the College of Life Sciences, University of Leicester. His research is focused on a bench-to-bedside approach to improving our understanding of the pathogenesis of IgAN, a common global cause of kidney failure. Dr. Barratt is the IgAN Rare Disease Group lead for the UK National Registry of Rare Kidney Diseases (RaDaR), and a member of the steering committee for the International IgAN Network. He works closely with pharmaceutical companies interested in new treatments for IgAN, is Chief Investigator for a number of international randomized controlled Phase 2 and 3 clinical trials in IgAN, and was a member of the U.S. Food and Drug Administration and American Society of Nephrology Kidney Health Initiative: Identifying Surrogate Endpoints for Clinical Trials in IgAN Workgroup.



Richard Lafayette
MD, FACP

Stanford MEDICINE

Dr. Lafayette is a Professor of Medicine (Nephrology) and Director of the Stanford Glomerular Disease Center at Stanford University Medical Center. Dr. Lafayette completed his medical education at New York Medical College and went on to complete his residency at the Long Island Jewish Medical Center, and his fellowship at Stanford University School of Medicine. Dr. Lafayette is board-certified in Internal Medicine and Nephrology.
Dr. Lafayette served as the Associate Chair of the Stanford University Department of Medicine from 2002–2007, the Clinical Chief of Nephrology at Stanford University from 1999–2012, and currently serves as the Director of the Stanford Glomerular Disease Center since 2010. Dr. Lafayette was honored in America's Top Doctors, Best Doctors from 2004–2018, and received America's Top Doctors Award, Castle Connolly Medical Ltd. from 2014–2022. Dr. Lafayette has been part of the following boards and professional organizations: Editorial Board, Kidney News, American Society of Nephrology (2010–2021) Member, Glomerular Disease Advisory Committee, American Society of Nephrology (2013–2017) Member (ex-officio), Communications Committee, American Society of Nephrology (2015–Present).



Brad Rovin
MD, FACP, FASN

THE OHIO STATE UNIVERSITY
WEXNER MEDICAL CENTER

Dr. Brad H. Rovin is the Lee A. Hebert Professor of Nephrology. Dr. Rovin received his BS in Chemical Engineering from Northwestern University and his MD from the University of Illinois Medical School. He completed a residency in Internal Medicine at Barnes Hospital in St. Louis, Missouri, and a Fellowship in Nephrology at Washington University School of Medicine, St. Louis. He joined the Ohio State University College of Medicine Faculty in 1990, became Director of the Division of Nephrology in 2004, and served as Vice Chairman of Medicine for Research from 2009-2019. In 2019 he became the Medical Director of the Ohio State University Center for Clinical Research Management.
Dr. Rovin has had several leadership roles in the American Society of Nephrology, including running the Glomerular Diseases Pre-Course and Co-Editing NephSAP-Glomerular Diseases. Most recently, he was appointed Deputy Editor of *Kidney International*,. He also is Co-Chair for glomerular disease guideline development for the Kidney Disease Improving Global Outcomes effort.
Dr. Rovin's laboratory studies the immunopathogenesis of glomerular and autoimmune diseases. He is heavily involved in clinical trial development and design for investigator-initiated and industry-sponsored trials. He is a founding member of NephroNet, a grass-roots nephrology clinical trial organization, and the Lupus Nephritis Clinical Trials Network. He is and has been the Principal Investigator on several trials of novel therapeutics for glomerular diseases.

38 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Robert Brenner, MD Vera Expansion Strategy Chief Medical Officer, Vera Therapeutics Q&A Panel Jonathan Barratt, MD, PhD, FRCP Mayer Professor of Renal Medicine, University of Leicester Richard Lafayette, MD, FACP Professor of Medicine (Nephrology), Stanford University Medical Center Director, Stanford Glomerular Disease Center Brad Rovin, MD, FACP, FASN Lee A. Herbert Professor of Nephrology Ohio State University Wexner Medical Center Marshall Fordyce, MD Closing Remarks Founder and CEO, Vera Therapeutics 39 © 2024 VERA THERAPEUTICS, INC.

Atacicept projected catalysts Catalyst 2024 2025 2026 Phase 3 primary endpoint cohort full enrollment 3Q Phase 2b 96-week results 4Q Phase 3 top-line results 2Q (IgAN) BLA submission 2H Projected US launch Initiation (IgAN) Initial data available Initiation (IgAN, PMN, Initial data available FSGS, MCD) Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 40 © 2024 VERA THERAPEUTICS, INC.

© 2024 VERA THERAPEUTICS, INC.